Leases	6 Months Ended
Jun. 30, 2021
Leases [Abstract]
Lessee, Finance Leases
Obligations Related to Finance Leases

	June 30, 2021	December 31, 2020
	$	$
Teekay LNG
LNG Carriers	1,305,055	1,340,922
Teekay Tankers
Conventional Tankers	292,757	360,043
Total obligations related to finance leases	1,597,812	1,700,965
Less current portion	(212,890)	(150,408)
Long-term obligations related to finance leases	1,384,922	1,550,557

Teekay LNG

As at June 30, 2021 and December 31, 2020, Teekay LNG was a party to finance leases on nine LNG carriers. These nine LNG carriers were sold by Teekay LNG to third parties (or Lessors) and leased back under 7.5- to 15-year bareboat charter contracts ending in 2026 through 2034. At inception of these leases, the weighted-average interest rate implicit in these leases was 5.1%. The bareboat charter contracts are presented as obligations related to finance leases on the Company's unaudited consolidated balance sheets and have purchase obligations at the end of the lease terms.

The obligations of Teekay LNG under the bareboat charter contracts for the nine LNG carriers are guaranteed by Teekay LNG. The guarantee agreements require Teekay LNG to maintain minimum levels of tangible net worth and aggregate liquidity, and not to exceed a maximum amount of leverage. As at June 30, 2021, Teekay LNG was in compliance with all covenants in respect of the obligations related to its finance leases.

As at June 30, 2021, the remaining commitments related to the financial liabilities of these nine LNG carriers, including the amounts to be paid for the related purchase obligations, approximated $1.7 billion, including imputed interest of $366.8 million, repayable for the remainder of 2021 through 2034, as indicated below:

Commitments
At June 30, 2021
Year	$
Remainder of 2021	69,063
2022	136,959
2023	135,459
2024	132,011
2025	129,725
Thereafter	1,068,641
Teekay Tankers

From 2017 to 2019, Teekay Tankers completed sale-leaseback financing transactions with financial institutions relating to 16 of Teekay Tankers' vessels. Under these arrangements, Teekay Tankers transferred the vessels to subsidiaries of the financial institutions (collectively, the Lessors) and leased the vessels back from the Lessors on bareboat charters ranging from 9 to 12-year terms. In October 2020, Teekay Tankers completed the purchases of two of these vessels for a total cost of $29.6 million and in May 2021, Teekay Tankers completed the purchases of two more of these vessels for a total cost of $56.7 million. In March 2021, Teekay Tankers also declared purchase options to acquire six additional vessels for a total cost of $128.8 million with an expected completion date of September 2021. Teekay Tankers has the option to purchase each of the remaining six vessels, four of which can be purchased between now and the end of their respective lease terms, while the remaining two can be purchased starting in November 2021 until the end of their respective lease terms.

The bareboat charters related to these vessels require that Teekay Tankers maintain a minimum liquidity (cash, cash equivalents and undrawn committed revolving credit lines with at least six months to maturity) of the greater of $35.0 million and at least 5.0% of Teekay Tankers' consolidated debt and obligations related to finance leases.
Six of the bareboat charters were entered into with subsidiaries of a financial institution in July 2017 and November 2018. Four of these bareboat charters, entered into in July 2017, require Teekay Tankers to maintain, for each vessel, a minimum hull coverage ratio of 90% of the total outstanding principal balance during the first three years of the lease period and 100% of the total outstanding principal balance thereafter. As at June 30, 2021, these ratios were 102% (December 31, 2020 – ranged from 121% to 143%). The remaining two of these bareboat charters, entered into in November 2018, require Teekay Tankers to maintain, for each vessel, a minimum hull coverage ratio of 100% of the total outstanding principal balance. As at June 30, 2021, these ratios ranged from 122% to 127% (December 31, 2020 – ranged from 145% to 156%). Should any of these ratios drop below the required amount, the lessor may request that the Company prepay additional charter hire.
Six bareboat charters, entered into with subsidiaries of a financial institution in September 2018, require Teekay Tankers to maintain, for each vessel, a minimum hull coverage ratio of 75% of the total outstanding principal balance during the first year of the lease period, 78% for the second year, 80% for the following two years and 90% of the total outstanding principal balance thereafter. As at June 30, 2021, these ratios ranged from 98% to 104% (December 31, 2020 – ranged from 80% to 88%). Should any of these ratios drop below the required amount, and Teekay Tankers is unable to cure any such breach within the prescribed cure period, Teekay Tankers' obligations may become immediately due and payable at the election of the relevant lessor. In certain circumstances, this could lead to cross-defaults under Teekay Tankers' other financing agreements, which in turn could result in obligations becoming due and commitments being terminated under such agreements.
The requirements of the bareboat charters are assessed annually or quarterly with reference to vessel valuations compiled by one or more agreed upon third parties. As at June 30, 2021, Teekay Tankers was in compliance with all covenants in respect of its obligations related to finance leases.

The weighted average interest rate on Teekay Tankers’ obligations related to finance leases as at June 30, 2021 was 7.5% (December 31, 2020 – 7.8%).

As at June 30, 2021, the total remaining commitments (including vessel purchase options declared) related to the financial liabilities of these vessels were approximately $352.1 million (December 31, 2020, $480.9 million), including imputed interest of $59.3 million (December 31, 2020 $120.9 million), repayable from 2021 through 2030, as indicated below:

Commitments
At June 30, 2021
Year	$
Remainder of 2021	142,913
2022	21,848
2023	21,846
2024	21,903
2025	21,841
Thereafter	121,782

Lessee, Operating Leases
Operating Lease Liabilities

The Company charters-in vessels from other vessel owners on time-charter-in and bareboat charter contracts, whereby the vessel owner provides use of the vessel to the Company, and, in the case of time-charter-in contracts, also operates the vessel for the Company. A time-charter-in contract is typically for a fixed period of time, although in certain cases the Company may have the option to extend the charter. The Company typically pays the owner a daily hire rate that is fixed over the duration of the charter. The Company is generally not required to pay the daily hire rate for time charters during periods the vessel is not able to operate.
In March 2021, the charter contracts relating to the Suksan Salamander FSO unit were novated to Altera Infrastructure L.P. (or Altera), and the in-charter contract relating to the unit was terminated at the same time. This contract termination resulted in the Company derecognizing the associated right-of use asset and liability of $29.7 million and $29.5 million, respectively.

As at June 30, 2021, total minimum commitments to be incurred by the Company under time-charter-in and bareboat charter contracts were approximately $17.1 million (remainder of 2021), $22.8 million (2022), $9.6 million (2023), $6.8 million (2024), $6.8 million (2025) and $25.0 million (thereafter), including one LR2 tanker delivered to the Company in September 2021 to commence an 18-month time charter-in contract, one ship-to-ship (or STS) support vessel expected to be delivered to the Company in September 2021 to commence a two-year time charter-in contract, and one Aframax tanker newbuilding expected to be delivered to the Company in the fourth quarter of 2022 to commence a seven-year time charter-in contract. The minimum commitments exclude two time charter-in contracts for two Aframax tankers that were entered into by Teekay Tankers subsequent to June 30, 2021.